UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2011

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Current Report on Form 8-K (this “Report”) is filed for the purpose of incorporating the contents of this Report in the Registration Statement on Form S-3 (No. 333-15177) (the “Registration Statement”) and filing the attached Exhibit No. 12.1 as an exhibit to the Registration Statement.

Change in Reportable Segment and Reclassifications

As previously reported, beginning in fiscal 2011, Cisco Systems, Inc. (“Cisco”) combined its Asia Pacific and Japan operations in order to achieve operational efficiencies. As a result of this change, Cisco now organizes its business by the following four geographic segments: United States and Canada, European Markets, Emerging Markets, and Asia Pacific Markets. Accordingly, Cisco has reclassified the geographic segment data for prior periods to conform to this change. Pursuant to guidance provided by the Securities and Exchange Commission (“SEC”), Cisco has recast in Exhibit No. 99.1 filed with this Report the applicable items that were contained in our Annual Report on Form 10-K for the fiscal year ended July 31, 2010 (the “Form 10-K”), to reflect this change in reportable segments: Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data.”

In addition to the change in geographic segments, Cisco has changed other items effective at the end of the first quarter of fiscal 2011 and has reclassified prior period information contained in Exhibit No. 99.1 to reflect the changes in these items. These items include the presentation of net product sales by groups of similar products and gross margin by geographic segment due to the refinement of these respective categories. Effective at the end of the first quarter of fiscal 2011, Cisco revised the categorization of certain of its products into a category called New Products. The New Products category replaces the prior category of Advanced Technologies and also includes certain products previously classified as Other Products. The New Products category consists of products related to collaboration, data center, security, wireless, and video connected home. The Other products category now consists primarily of optical networking products and emerging technologies. In addition, certain other immaterial reclassifications have been made to the prior year net sales amounts for Cisco’s Routers and Switches product categories to conform to the current year’s presentation. The information included in and with this Report is presented for information purposes only in connection with the change in our geographic segments and the other changes set forth herein. There is no change to Cisco’s previously reported consolidated operating results, financial condition or cash flows contained in the Form 10-K. The changes to Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Item 8, “Financial Statements and Supplementary Data,” reflect the reclassifications that have been made to Cisco’s geographic segments and the other items referred to above.

In the Item 1, “Business,” section of the Form 10-K, in the subsections titled “General” and “Product and Services,” Cisco refers to operating in five geographic segments, United States and Canada, European Markets, Emerging Markets, Asia Pacific, and Japan, and to organizing its product offerings into the following four categories: Routers, Switches, Advanced Technologies, and Other Products. In accordance with the changes discussed in the preceding paragraphs, effective at the end of the first fiscal quarter of 2011, Cisco operates in four geographic segments, United States and Canada, European Markets, Emerging Markets, and Asia Pacific Markets, due to its combining its Asia Pacific and Japan operations. In addition, in accordance with the revised categorization of its product categories effective in the first fiscal quarter of 2011 described above, Cisco now organizes its product offerings into the following four categories: Routers, Switches, New Products, and Other Products.

Other

Cisco’s Computation of Ratio of Earnings to Fixed Charges for the six months ended January 29, 2011 and each of the five fiscal years in the five-year period ended July 31, 2011 is filed as Exhibit 12.1 of this Report, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Cisco Systems, Inc., as of July 31, 2010 and July 25, 2009 and for each of the three years in the period ended July 31, 2010, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	XBRL (Extensible Business Reporting Language) information is furnished and not filed herewith, is not a part of a registration statement or Prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: March 9, 2011	By:	/s/ Frank A. Calderoni
	Name:	Frank A. Calderoni
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Cisco Systems, Inc., as of July 31, 2010 and July 25, 2009 and for each of the three years in the period ended July 31, 2010, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	XBRL (Extensible Business Reporting Language) information is furnished and not filed herewith, is not a part of a registration statement or Prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections